UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           PHOTO CONTROL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                            PHOTO CONTROL CORPORATION

                                  APRIL 6, 2001





TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 17, 2001 at 3:30 p.m., Daylight Savings Time, Marquette Bank, 8200 Golden Valley Road (at Highway 55 & Winnetka Avenue), Golden Valley, Minnesota.

         The formal Notice of meeting, Proxy Statement and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I shall appreciate your completing and signing the accompanying Proxy and returning it in the enclosed envelope.

                                                     Very truly yours,


                                                     John R. Helmen
                                                     President and CEO

                            PHOTO CONTROL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2001

TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         The Annual Meeting of Shareholders of Photo Control Corporation, a Minnesota Corporation (the "Company"), will be held at 3:30 p.m., Thursday, May 17, 2001, at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota.

         The items of business are:

         1. To consider and act upon a proposal to set the number of members of the Board of Directors at six.

         2. To elect one director to hold office for a term of three years, ending in 2004 or until a successor is elected.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only Shareholders of record as shown on the books of the Company at the close of business on March 19, 2001, will be entitled to vote at the Meeting or any adjournment thereof.

         This Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.

                                    Mark J. Simonett
                                    Secretary

Date:  April 6, 2001
Minneapolis, Minnesota



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                            PHOTO CONTROL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001

                                 PROXY STATEMENT



         The accompanying proxy is solicited by the Board of Directors of Photo Control Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 17, 2001, and at all adjournments thereof, for the purposes set forth in the Notice of Meeting.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company expects that this Proxy Statement and the accompanying form of proxy will be mailed to Shareholders on or about April 6, 2001.

         Any Shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by submitting to the Secretary another proxy bearing a later date. Proxies will be voted as specified by Shareholders. Proxies which are signed but which lack such specification will be voted in favor of each proposal.

         The mailing address of the principal executive office of the Company is 4800 Quebec Avenue North, Minneapolis, Minnesota 55428.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 19, 2001, as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. Persons who were not Shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 19, 2000, there were 1,604,163 outstanding shares of Common Stock, par value $.08 per share, which is the only outstanding class of voting stock of the Company.

         A quorum must be present in order to transact business at the Annual Meeting. A quorum is present if the holders of a majority of all shares outstanding and entitled to vote are represented either in person or by proxy. Each share of Common Stock is entitled to one vote. The proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote. Abstentions from voting on setting the number of directors at five will have the effect of votes against, while broker non-votes are treated as shares not voted.

         The election of each director shall be decided by plurality vote. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) will not affect the outcome. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors.

                              ELECTION OF DIRECTORS

PROPOSAL NUMBER ONE
-------------------

The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year. Such number shall not be less than three and not more than six. The Bylaws of the company also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. Currently there are four members of the Board of Directors. The term of the one current director belonging to Class I ends with the 2001 Annual Meeting. Leslie A. Willig, who died in January 2001 was the other Class I director. The Board of Directors recommends that the number of directors of the Company be set at six and one Class I director be elected at the 2001 Annual Meeting.

In addition to the Class I director position being voted on at the 2001 Annual Meeting, there will be two vacancies on the Board of Directors, one Class I position and one Class II position. The Board of Directors is not in a position to nominate candidates for these vacancies at this time. The Board of Directors has the authority to fill vacancies by majority vote of the Board. The Board of Directors is in the process of interviewing candidates to fill these vacancies and expects to fill them with independent directors within the next several months. The rules of the NASDAQ Stock Market require the Company to have an audit committee consisting of at least three independent directors by June 14, 2001. At this time only two of the Company's directors meet these NASDAQ requirements. The proxy solicited hereby cannot be voted for more than one director.

PROPOSAL NUMBER TWO
-------------------

The Board of Directors nominates Curtis R. Jackels for election as a director of the Company. If elected, Mr. Jackels will serve for a three-year term as the Class I director of the Board of Directors and until his successor is elected and qualified.

Mr. Jackels is not currently a member of the present Board of Directors. Mr. Jackels has been Vice President-Finance since August 1985. If prior to the 2001 Annual Meeting of Shareholders it should become known to the Board of Directors that Mr. Jackels will be unable to serve after the Annual Meeting as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. Alternately, the proxies may, at the discretion of the Board of Directors, not be voted as a result of death, incapacity, or other unexpected occurrence. The Board of Directors has no reason to believe that Mr. Jackels will be unable to serve.

Following is information about the nominee and all other directors of the Company.

NAME OF                                             PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)         AND EMPLOYMENT DURING                   DIRECTOR
DIRECTOR       AGE       WITH THE COMPANY           PAST FIVE YEARS                          SINCE

------------------------------------------------------------------------------------------------------

NOMINEE FOR A 3 YEAR TERM

------------------------------------------------------------------------------------------------------
Curtis R.      54     Vice President-Finance        Mr. Jackels has been Vice President-Finance of
Jackels                                             the Company since August 1985 and Treasurer
(Class I)                                           since November 1980. Mr. Jackels was controller
                                                    from June 1978 to November 1980. Prior to June,
                                                    1978, Mr. Jackels was employed by two public
                                                    accounting firms and is a certified public
                                                    accountant.

NAME OF                                             PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)         AND EMPLOYMENT DURING                   DIRECTOR
DIRECTOR       AGE       WITH THE COMPANY           PAST FIVE YEARS                          SINCE
------------------------------------------------------------------------------------------------------

INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 2002

------------------------------------------------------------------------------------------------------
Scott S.       47     Director                     Mr. Meyers is President of Alliant        April,
Meyers                                             Techsystems (ATK), an aerospace and        2000
(Class II)                                         defense company with leading positions
                                                   in solid rocket propulsion, composite
                                                   structures, and munitions. Mr. Meyers
                                                   also serves on the Board of Directors
                                                   of ATK. Mr. Meyers joined ATK in March
                                                   1996 and served as Chief Financial
                                                   Officer until October 2000 when be
                                                   became President. Mr. Meyers
                                                   previously served as executive vice
                                                   president and chief financial officer
                                                   and a Board of Director of Magnavox
                                                   Electronic Systems Company in Ft.
                                                   Wayne, Indiana, a manufacturer of
                                                   defense electronics products.

NAME OF                                             PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)         AND EMPLOYMENT DURING                   DIRECTOR
DIRECTOR       AGE       WITH THE COMPANY           PAST FIVE YEARS                          SINCE

------------------------------------------------------------------------------------------------------

INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 2003

------------------------------------------------------------------------------------------------------
James R.       75     Director                     Mr. Loomis retired in February, 1992       May,
Loomis                                             as Chairman and Chief Executive           1986
(Class III)                                        Officer of Magnavox Electronic Systems
                                                   Co., a position he held since May,
                                                   1990. Magnavox Electronic Systems Co.
                                                   has its headquarters in Fort Wayne,
                                                   Indiana and is a manufacturer of
                                                   electronic equipment. From 1980 to
                                                   1990, Mr. Loomis had been President
                                                   and Chief Operating Officer of that
                                                   company

John R.        60     Director, CEO                 Mr. Helmen has been President of the     August
Helmen                and President                 Company since April 1997. In August,     1997
(Class III)                                         1997, the Board of Directors appointed
                                                    him as CEO and a director of the
                                                    Company. Mr. Helmen was employed by
                                                    Supra Color Labs, Inc. as Vice
                                                    President, Director of Sales and
                                                    Marketing from 1977 through 1979,
                                                    President from 1979 through 1993, and
                                                    General Manager after the sale of
                                                    Supra Color to Burrel Professional
                                                    Labs in 1993.

                                 BOARD MEETINGS

         The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no separate Nominating Committee but acts as a whole in that capacity. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, and the Audit Committee assists the Board in satisfying its responsibilities relating to the accounting, auditing and reporting practices of the Company.

         Each committee consists of three independent members, James R. Loomis, Scott S. Meyers, and Thomas J. Cassady until he resigned from the Board of Directors on May 19, 2000. Leslie A. Willig, Chairman, was a member of the committees until his death on January 26, 2001. The Compensation Committee and the Audit Committee each met once during fiscal year 2000. All the members of each committee attended all of the committee meetings during the year with the exception of the absence of Thomas J. Cassady at the May 11, 2000 meeting.

         The Company's Board of Directors held four meetings during fiscal year 2000. All the directors attended all the meetings of the Board during the year, with the exception of the absence of Thomas J. Cassady at the May 11, 2000 meeting.

         The Audit Committee

         The principal responsibilities of the Audit Committee are described in the Audit Committee Charter that was approved by the Board of Directors and is attached as Appendix A to this proxy statement. The Audit Committee reviews the nature of all services performed by the external auditors, including the scope and general extent of their audit examination and the basis for their compensation. The committee recommends to the full Board the auditors who are appointed, subject to your approval at the Annual Meeting. The Chairman of the Audit Committee is Mr. Meyers.

         Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61--Communication with Audit Committees), as amended, relating to the auditors' judgment about the quality of the accounting principles, judgments and estimates, as applied in its financial reporting.

         The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the accountants' independence from the Company, and has discussed with the independent public accountants their independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC.

                                      Scott S. Meyer, Chairman
                                      James R. Loomis

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation for each of the last three years awarded to or earned by the CEO and the other executive officers of the Company who earned increases of $100,000.

                                    ANNUAL COMPENSATION              LONG-TERM           ALL
                           -------------------------------------   COMPENSATION        OTHER
NAME & PRINCIPAL POSITION    YEAR    SALARY ($)  BONUS ($)(1)(2)    OPTIONS (#)    COMPENSATION ($)(3)
-------------------------    ----    ----------  -----              -----------    -------------------
JOHN R. HELMEN                2000    127,400     94,000                   0                 0
President and Chief           1999    120,000     23,000              20,000                 0
Executive Officer             1998    120,000          0                   0                 0

WILLIAM L. NORMAN             2000    111,333          0                   0            31,566
Former President of Norman    1999    119,927          0                   0            31,566
Enterprises, Inc.             1998    115,272          0                   0            31,566

CURTIS R. JACKELS             2000    103,000     60,000                   0            28,357
Vice President - Finance      1999     97,000     16,000                   0            28,357
                              1998     97,000          0                   0            28,357

(1) The aggregate amount allocated for bonuses for a particular year is established by the Board of Directors and normally is equal to a percentage of the Company's corporate pretax profits for the year. Generally, an officer will receive a bonus if the individual meets the performance criteria determined by the President of the Company.

(2) All optionees, upon exercise of their non-qualified stock option, receive a cash bonus of 5% of the exercise price if exercised in the third year of the option; 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(3) All other compensation includes the compensation accrued for the Executive Salary Continuation Plan.

OPTION GRANTS IN 2000

There were no options granted during 2000 to officers and there were no options exercised by officers.

AGGREGATED OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUE

There were no options exercised by officers in 2000.

                        NUMBER OF UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN THE
                             AT DECEMBER 31, 2000       MONEY OPTIONS AT DECEMBER 31, 2000($) (1)
                             --------------------       -----------------------------------------
NAME                    EXERCISABLE   UNEXERCISABLE         EXERCISABLE    UNEXERCISABLE
----                    -----------   -------------         -----------    -------------
J.R. HELMEN               16,667         28,333                 $0            $32,400
C. R. JACKELS              5,000         20,000                 $0            $32,400

(1) Value calculated based on December 31, 2000 market value of 2.81 per share less the exercise price per share multiplied by the number of option shares.

COMPENSATION OF DIRECTORS

         Each director who is not a full time employee of the Company ("outside director") receives an annual retainer of $12,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended. Those directors who are employees are not specifically compensated for their duties as directors. The total amount paid to all full time directors for services as directors during fiscal year 2000 was $54,500. Also, under the Company's stock option plan, each participant is eligible to receive a cash bonus upon certain option exercises.

EXECUTIVE SALARY CONTINUATION PLAN

         In 1985, the Board of Directors adopted an Executive Salary Continuation Plan to provide salary continuation benefits to selected executives of the Company. Pursuant to the Plan the Board of Directors determines which key executive employees may participate in the Plan. Each participant who continues in employment with the Company or one of its subsidiaries until age 65, or dies while employed by the Company, shall be entitled to receive salary continuation benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, salary continuation benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the salary continuation benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985, (the date of adoption of the Plan) was increased by 5% each year until the participant reached age 67. The Company maintains a life insurance policy for the individuals covered under the Plan, the proceeds of which are intended to reimburse the Company for payment of salary continuation benefits. For the participating individuals the estimated annual payment, assuming retirement at age 67, is as follows: W.L. Norman, $36,150 and C.R. Jackels $48,534.

                             PRINCIPAL SHAREHOLDERS

         The only persons known to the Company to be beneficial owners of more than five percent of the Company's Common Stock, $.08 par value, as of March 19, 2001, are set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address             Amount Beneficially         Percent of
of Beneficial Owner          Owned                       Class (1)
---------------------------------------------------------------------

Mr. Patrick J. Bruggeman            99,250                   6.19%
131 W. Columbia St.
Fort Wayne, Indiana

Richard P. Kiphart                 167,293                  10.43%
222 West Adams Street
Chicago, Illinois

Larry A. Willig                    209,831(2)               12.22%
12700 Park Central Drive
Dallas, Texas


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 19, 2001, or within 60 days of such date are treated as also outstanding when determining the percent owned by such person and when determining the percent owned by a group of which such a person is a member.

(2) Includes 10,000 shares not outstanding but obtainable upon exercise of presently exercisable options. Mr. Willig has sole power to vote and direct the disposition of the 9,575 shares which are beneficially owned by him and presently outstanding. He also has sole power to vote 190,256 shares owned by the estate of Leslie A. Willig, his deceased father.

                     SHAREHOLDINGS OF OFFICERS AND DIRECTORS

         The beneficial ownership of the Company's Common Stock, $.08 par value, by directors and nominees for directors and by all of the Company's present executive officers and directors as a group, as of March 19, 2001, is set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Individual or             Number of Shares            Percent of
Identity of Group                 Beneficially Owned (1)      Class
--------------------------------------------------------------------------------

John R. Helmen                        34,567                    2.13%
Larry A. Willig                      209,831                   13.00%
James R. Loomis                       26,562                    1.65%
Mark J. Simonett                       6,625                     .41%
Curtis R. Jackels                     39,605                    2.43%
All Executive Officers and
Directors as a Group
(7 persons)                          327,190                   19.71%



(1) Includes the following shares which may be acquired within 60 days through exercise of options: Mr. Helmen -16,667; Mr. Willig -10,000; Mr. Loomis - 10,000; Mr. Simonett - 5,000; Mr. Jackels - 5,000; and all executive officers - 56,666.

                              INDEPENDENT AUDITORS

         The Company has selected Virchow, Krause & Company, LLP certified public accountants, as the independent auditors for the Company for the year ending December 31, 2000. The firm has acted as auditors for the Company since October 1, 1974.

         The Board of Directors expects that a representative of Virchow, Krause & Company, LLP will be present at the Company's 2001 Annual Meeting of Shareholders. Such representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

      The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the year ended December 31, 2000, for the preparation of the corporate tax returns and for the reviews of the financial statements included in the Company's quarterly reports of Form10-Q for that year were $29,235.

ALL OTHER FEES

         The Company's independent auditors did not perform any other professional services for the Company during the year ended December 31, 2000.

                             SHAREHOLDERS PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting must be received by the Company by December 7, 2001 to be included in the Company's Proxy Statement and related proxy for the 2002 Annual Meeting. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Stockholders who intend to present a proposal at the 2002 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 20, 2001.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote in accordance with their best judgment.

                                  ANNUAL REPORT

         A copy of the Company's Report to Shareholders for the year ended December 31, 2000, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein and no part thereof is to be considered proxy soliciting materials.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 19, 2001, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. THE FORM 10-K INCLUDES A LIST OF EXHIBITS NOT CONTAINED THEREIN. SUCH EXHIBITS WILL BE FURNISHED UPON WRITTEN REQUEST AT A CHARGE OF $.50 PER PAGE PLUS THE COMPANY'S MAILING EXPENSES. ALL SUCH REQUESTS SHOULD BE SENT TO VICE PRESIDENT-FINANCE, PHOTO CONTROL CORPORATION, 4800 QUEBEC AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428.

                                               BY ORDER OF THE
                                               BOARD OF DIRECTORS,

                                               John R. Helmen
                                               President & CEO
Date:  April 6, 2001
Minneapolis, Minnesota

                                   APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:
         1.) The financial information provided by the Corporation to the public, 2.) The systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and 3.) The audit process. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures, and practices at all levels.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with exercise of his or her independent judgment as a member of the Committee.

III.     MEETINGS

         The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV.      RESPONSIBILITIES & DUTIES

         In meeting its responsibilities, the audit committee is expected to:

         Documents/Reports Review
         ------------------------

         1. Review and update the Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual and quarterly financial statements as presented to the full Board. In addition, the Committee will review potentially high-risk accounts selected from the annual financial statements.

         3. Review recommendations of the independent accountants resulting from the annual audit to be sure that appropriate actions are taken.

         4.       Review the status of tax returns and tax audits.

         5. Review officers' reimbursed expenses and perquisites with regards to their proper reporting and accounting.

         6. Review the Company's policies and practices related to the security of assets, information and key personnel to be satisfied that such policies are adequate and are adhered to by the Company.

         Independent Accountants
         -----------------------

         7. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and cost. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         9. Periodically consult with the independent accountants out of the presence of management about internal controls, accounting policies and procedures, and accuracy of the organization's financial statements.

         10. Approve in advance, the planned scope of the examination of the Company's financial statements by the independent accountants.

         11. Review management advisory services to be performed by the independent accountants, in advance if $50,000 or greater and retrospectively, on an annual basis, if less than $25,000.

         Financial Reporting Processes
         -----------------------------

         12. In consultation with the independent accountants review the integrity of the organization's financial reporting processes, both internal and external.

         13. Review and approve major changes in the duties and responsibilities of the Corporate Financial Vice President of Finance.

         14. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent accountants and/or management.

         Process  Improvement
         --------------------

         15. Review any significant disagreements among management and the independent accountants in connection with the performance of their responsibilities.

         Ethical and Legal Compliance
         ----------------------------

         16. Review Company's policies and practices related to compliance with the law, Code of Ethical Conduct, and conflicts of interest, to be satisfied that such policies are adequate and adhered to by the Company.

         17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                            PHOTO CONTROL CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2001

The undersigned hereby appoints Scott S. Meyers and John R. Helmen, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Photo Control Corporation registered in the name of the undersigned on March 19, 2001, with the powers the undersigned would possess if personally present at the 2001 Annual Meeting of Shareholders of Photo Control Corporation to be held at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota at 3:30 p.m., Daylight Savings Time on May 17, 2001, and at any adjournment thereof, hereby revoking any proxy or proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.




                            (CONTINUED ON OTHER SIDE)

1) Proposal to set the NUMBER OF DIRECTORS AT SIX

               ( ) FOR  ( ) AGAINST  ( ) ABSTAIN

2) ELECTION OF DIRECTOR: Nominee: Curtis R. Jackels

               ( )  FOR the Nominee  ( ) WITHHOLD AUTHORITY to vote for nominee.

3) In their discretion, the appointed Proxies are authorized to vote upon such OTHER BUSINESS as may properly come before the Meeting or any any adjournment.


                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED AS DIRECTED, OR IF NO DIRECTION IS
                                    GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

                                    Date___________________________________,2001


                                    ____________________________________________


                                    ____________________________________________


                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating where appropriate, offical position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.